                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               November 21, 2000
                            -----------------------
               Date of Report (date of earliest event reported)


                          HAWKER  PACIFIC  AEROSPACE
                  ----------------------------------------
            (Exact name of registrant as specified in its charter)

       California                              0-29490                        95-3528840
      ---------------                          -------                        ----------
 (State or other jurisdiction                (Commission             (IRS Employer Identification No.)
of incorporation or organization)            File Number)


               11240 Sherman Way, Sun Valley, California  91355
            ------------------------------------------------------
          (Address of principal executive offices)     (Zip Code)


                                (818) 765-6201
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
             ----------------------------------------------------
         (Former name or former address if changed since last report)
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Item 4.   Change in Registrant's Certifying Accountant

On November 21, 2000, registrant engaged Deloitte & Touche LLP to serve as registrant's new independent accountants.

Registrant has not previously consulted with Deloitte & Touche LLP on the application of accounting principles, or on the type of audit opinion that might be rendered on registrant's financial statements.

During fiscal years 1998, 1999 and the interim period of 2000, there have been no reportable events or disagreements with registrant's former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.



                                 SIGNATURE
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HAWKER PACIFIC AEROSPACE


Date:  November 22, 2000     /s/  Philip M. Panzera
                             ---------------------------------
                             Philip M. Panzera
                             Executive Vice President